Exhibit 10.40

Below is the Spousal Consent, dated December 2017, issued by Shiyuan Li, the spouse of Shufen Xiao. Certain identified information has been excluded from this exhibit because it is both immaterial and is the type that the registrant treats as private and confidential.

Spousal Consent

I, Shiyuan Li ( 李 世 元 ), a People’s Republic of China (“PRC”) citizen with PRC ID Card No.: [XXXXXXXXXXX], am the lawful spouse of Shufen Xiao ( 肖 淑 芬 ), a PRC citizen with PRC ID Card No.: [XXXXXXXXXXX]. I hereby unconditionally and irrevocably agree to the execution of the following documents by Shufen Xiao ( 肖 淑 芬 ) on ____ December 2017, and the disposal of the equity interests of Jihuiduo (Beijing) Technology Co., Ltd. (积惠多(北京)科技有限公司), “VIE Company”) held by Shufen Xiao and registered in her name according to the following documents (collectively, “Transaction Documents”):

(a)	the Call Option Agreement entered into among Zhifu Trading (Shanghai) Co., Ltd. (志福商贸（上海）有限公司, “WFOE”), Shufen Xiao (肖淑芬), Xiaoli Lou (娄晓丽) and VIE Company;

(b)	the Loan Agreement entered into among the WFOE, Shufen Xiao ( 肖 淑 芬 ), Xiaoli Lou (娄晓丽) and VIE Company;

(c)	the Equity Pledge Agreement entered into between the WFOE and Shufen Xiao (肖淑芬); and

(d)	the Power of Attorney executed by Shufen Xiao (肖淑芬).

I shall not make any assertions in connection with the equity interests of VIE Company held by Shufen Xiao (肖淑芬). I confirm that Shufen Xiao (肖淑芬) may perform the Transaction Documents and further amend or terminate the Transaction Documents without my authorisation or consent.

I shall execute all documents and take all actions necessary or desirable to ensure appropriate performance of the Transaction Documents (as amended from time to time) upon the WFOE’s request.

If I obtain any equity interests of VIE Company that are currently held by Shufen Xiao (肖淑芬) for any reason, I shall be bound by the Transaction Documents as well as the Exclusive Services Agreement entered into between the WFOE and VIE Company dated ____ December 2017 (as amended from time to time), and the Intellectual Property Licence Agreement entered into between the WFOE and VIE Company dated ____ December 2017 (as amended from time to time), and shall comply with the obligations thereunder. For this purpose, upon the WFOE’s request, I shall sign one or more written documents of substantially the same form and content as the Transaction Documents, as well as the Exclusive Services Agreement and the Intellectual Property Licence Agreement (as amended from time to time).

Name:	Shiyuan Li （李世元）
Signature:	/s/ Shiyuan Li
Date:

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